Exhibit 99.1

Index to Financial Statement

Report of Independent Registered Public Accounting Firm	F-2
Balance Sheet as of July 19, 2021	F-3
Notes to Financial Statement	F-4

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

TradeUP Acquisition Corp.

Opinion on the Financial Statement

We have audited the accompanying balance sheet of TradeUP Acquisition Corporation (the “Company”) as of July 19, 2021, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of July 19, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/Friedman LLP

We have served as the Company’s auditor since 2021.

New York, NY

July 22, 2021

F-2

TRADEUP ACQUISITION CORP.
BALANCE SHEET
JULY 19, 2021

Assets
Current assets:
Cash	$897,948
Total current assets	897,948

Cash and investments held in trust account	40,800,004
Total Assets	$41,697,952

Liabilities and Stockholders’ Equity
Current liabilities:
Accrued offering costs and expenses	$110,300
Total current liabilities	110,300

Deferred underwriting fee payable	1,400,000
Total Liabilities	1,510,300

Commitments and Contingencies

Common stock subject to possible redemption, 3,449,769 shares at conversion value of $10.20 per share	35,187,644

Stockholders’ Equity:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	-
Common stock, $0.0001 par value; 30,000,000 shares authorized; 1,995,231 shares issued and outstanding(1)
(excluding 3,449,769 shares subject to possible redemption)	200
Additional paid-in capital	5,004,182
Accumulated deficit	(4,374)
Total Stockholders' Equity	5,000,008
Total Liabilities and Stockholders' Equity	$41,697,952

(1) On July 21, 2021, the underwriters partially exercised the over-allotment option to 430,000 units. This number includes up to 42,500 shares of common stock subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters (see Note 5).

The accompany notes are an integral part of the financial statement.

F-3

TRADEUP ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

Note 1 — Organization and Business Operation

TradeUP Acquisition Corp. (the “Company”) is a newly organized blank check company incorporated as a Delaware corporation on January 6, 2021. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company has not selected any Business Combination target and it has not, nor has anyone on its behalf, initiated any substantive discussions, directly or indirectly, with any Business Combination target with respect to the Business Combination. The Company has selected December 31 as its fiscal year end.

As of July 19, 2021, the Company had not commenced any operations. For the period from January 6, 2021 (inception) through July 19, 2021, the Company’s efforts have been limited to organizational activities as well as activities related to the Initial Public Offering (as defined below in Note 3). The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering.

The registration statement for the Company’s Initial Public Offering became effective on July 14, 2021. On July 19, 2021, the Company consummated the Initial Public Offering of 4,000,000 units (the “Public Units”), which excludes the over-allotment option in the amount of 600,000 Public Units, at $10.00 per Public Unit, generating gross proceeds of $40,000,000 which is described in Note 3. On July 21, 2021, the underwriters partially exercised the over-allotment option and purchased 430,000 units (the “Option Units”) at a price of $10.00 per Option Unit, generating gross proceeds of $4,300,000.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 295,000 shares of Common Stock (the “Private Placement Shares”) at a price of $10.00 per share in a private placement sale (the “Private Placement”) to the Company’s founders, or initial stockholders, include Tradeup INC. and its sponsor TradeUP Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”), generating gross proceeds of $2,950,000, which is described in Note 4. On July 21, 2021, the Company consummated the sale of additional 17,200 Private Placement Shares (the “Additional Private Placement Shares”) with the Sponsor at a price of $10.00 per Private Placement share, generating total proceeds of $172,000.

Transaction costs amounted to $2,782,974, consisting of $800,000 of underwriting fees, $1,400,000 of Business Combination Fee (defined in Note 6 below) and $582,974 of other offering costs. In addition, at July 19, 2021, cash of $897,948 were held outside of the Trust Account (as defined below) and is available for the payment of offering costs and for working capital purposes.

Following the closing of the Initial Public Offering on July 19, 2021, an amount of $40,000,000 from the net proceeds of the sale of the Public Units in the Initial Public Offering was placed in a trust account (the “Trust Account”) maintained by Wilmington Trust, National Association as a trustee. The aggregate amount of $40,800,000 ($10.20 per Public Unit) will be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the trust agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), the Company intends to avoid being deemed an “investment company” within the meaning of the Investment Company Act. The Initial Public Offering is not intended for persons who are seeking a return on investments in government securities or investment securities. The Trust Account is intended as a holding place for funds pending the earliest to occur of either: (i) the completion of the Company’s initial Business Combination; (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association that would affect the substance or timing of the Company’s obligation to provide for the redemption of its public shares in connection with an initial Business Combination or to redeem 100% of its public shares if the Company has not consummated an initial Business Combination within 18 months from the closing of the Initial Public Offering; or (iii) absent an initial Business Combination within 18 months from the closing of the Initial Public Offering, its return of the funds held in the Trust Account to its public shareholders as part of its redemption of the public shares. The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public shareholders.

F-4

TRADEUP ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

The Company’s initial Business Combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the Business Combination Fee and taxes payable and interest previously released for working capital purposes on the income earned on the Trust Account) at the time of the agreement to enter into the initial Business Combination. However, the Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires an interest in the target sufficient for the post-transaction company not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to complete a Business Combination successfully.

The shares of common stock subject to redemption will be recorded at a redemption value and classified as temporary equity upon the completion of the Initial Public Offering, in accordance with Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” In such case, the Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, if the Company seeks shareholder approval, a majority of the issued and outstanding shares voted are voted in favor of the Business Combination. The Company will have only 18 months from the closing of the Initial Public Offering to complete the initial Business Combination (the “Combination Period”). If the Company is unable to complete the initial Business Combination within the Combination Period, the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company for working capital purposes or to pay the Company’s taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and its board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete the Business Combination within the 18-month time period. The founders (not including the anchor investors who purchase units in the Initial Public Offering and certain membership interest in TradeUP Acquisition Sponsor LLC, if any), officers and directors have entered into a letter agreement with the Company, pursuant to which they have agreed (i) to waive their redemption rights with respect to any Founder Shares, Private Placement Shares and any public shares held by them in connection with the completion of the initial Business Combination, (ii) waive their redemption rights with respect to their Founder Shares, Private Placement Shares and public shares in connection with a stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the initial Business Combination or to redeem 100% of the Company’s public shares if the Company does not complete its initial Business Combination within 18 months from the closing of the Initial Public Offering or (B) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity and (iii) to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares and Private Placement Shares held by them if the Company fails to complete the initial Business Combination within 18 months from the closing of the Initial Public Offering, although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if the Company fails to complete the initial Business Combination within the prescribed time frame. If the Company submits it initial Business Combination to its stockholders for a vote, the Company will complete its initial Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the initial Business Combination. In no event will the Company redeem its public shares of common stock in an amount that would cause its net tangible assets to be less than $5,000,001. In such case, the Company would not proceed with the redemption of public shares of common stock and the related Business Combination, and instead may search for an alternate Business Combination.

F-5

TRADEUP ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or by a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, then the Company’s Sponsor will not be responsible to the extent of any liability for such third party claims.

Note 2 — Significant Accounting Policies

Basis of Presentation

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company Status

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Cash

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of July 19, 2021.

F-6

TRADEUP ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

Cash and Investments held in Trust Account

At July 19, 2021, $3,190,004 were invested in U.S. Treasury securities in the Trust Account and $37,610,000 were held in cash in the Trust Account.

The Company classifies its U.S. Treasury and equivalent securities as held-to-maturity in accordance with ASC Topic 320 “Investments — Debt and Equity Securities.” Held-to-maturity securities are those securities which the Company has the ability and intent to hold until maturity. Held-to-maturity treasury securities are recorded at amortized cost on the accompanying balance sheet and adjusted for the amortization or accretion of premiums or discounts.

Accrued Offering Costs and Expenses

The Company accounts for its costs related to Initial Public Offering under current liability – accrued offering costs and expenses. As of July 19, 2021, $110,300 of accrued offering costs and expenses represented the amounts owed for the Company’s out-of-pockets underwriter expenses, accounting fees, printing fees and etc.

Common Stock Subject to Possible Redemption

The Company accounts for its shares of common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption are classified as a liability instrument and are measured at fair value. Conditionally redeemable common stock (including common stock that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, common stock are classified as shareholders’ equity. The Company’s common stock feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, as of July 19, 2021, common stock subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution. The Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account. As of July 19, 2021, approximately $648,000 was over the Federal Deposit Insurance Corporation (FDIC) limit.

Financial Instruments

The Company analyzes all financial instruments with features of both liabilities and equity under FASB Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity” and FASB ASC Topic 815 “Derivatives and Hedging”. The Company accounted for its warrants issued with the Initial Public Offering as equity instruments.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Income Taxes

The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition.

F-7

TRADEUP ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of July 19, 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company has identified the United States as its only “major” tax jurisdiction.

The Company may be subject to potential examination by federal and state taxing authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal and state tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

Note 3 — Initial Public Offering

Pursuant to the Initial Public Offering on July 19, 2019, the Company sold 4,000,000 Units at $10.00 per Public Unit (or 4,600,000 Units if the underwriters’ over-allotment option is exercised in full). On July 21, 2021, the underwriters partially exercised the over-allotment option and purchased 430,000 Option Units at a price of $10.00 per Option Unit, generating gross proceeds of $4,300,000. Each unit has an offering price of $10.00 and consists of one share of the Company’s common stock and one-half of one redeemable warrant. The Company will not issue fractional shares. As a result, the warrants must be exercised in multiples of one whole warrant. Each whole warrant entitles the holder thereof to purchase one share of the Company’s common stock at a price of $11.50 per share, and only whole warrants are exercisable. The warrants will become exercisable on the later of 30 days after the completion of the Company’s initial Business Combination or 12 months from the closing of the Initial Public Offering, and will expire five years after the completion of the Company’s initial Business Combination or earlier upon redemption or liquidation.

Note 4 — Private Placement

Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 295,000 shares of Common Stock at a price of $10.00 per share. On July 21, 2021, the Company consummated the sale of additional 17,200 Private Placement Shares with the Sponsor at a price of $10.00 per Private Placement share, generating total proceeds of $172,000. The proceeds from the sale of the Private Placement Shares were held outside of the Trust Account and is available for the payment of offering costs and for working capital purposes. The Sponsor will be permitted to transfer the Private Placement Shares held by them to certain permitted transferees, including the Company’s officers and directors and other persons or entities affiliated with or related to it or them, but the transferees receiving such shares will be subject to the same agreements with respect to such securities as the founders. Otherwise, these Private Placement Shares will not, subject to certain limited exceptions, be transferable or salable until 30 days after the completion of the Company’s Business Combination.

Note 5 — Related Party Transactions

Founder and Private Placement Shares

On January 20, 2021, the Sponsor acquired 1,150,000 founder shares for an aggregate purchase price of $25,000. On February 11, 2021, in connection with a restructure of the Sponsor, the Sponsor forfeited 1,150,000 founder shares upon the receipt of the refund of purchase price of $25,000. On February 12, 2021, the Sponsor acquired 920,000 founder shares for a purchase price of $20,000 and Tradeup INC. acquired 230,000 founder shares for a purchase price of $5,000, respectively (collectively as the “Founder Shares”).

As of July 19, 2021, there were 1,150,000 Founder Shares issued and outstanding, among which, up to 42,500 Founder Shares are subject to forfeiture if the underwriters’ over-allotment is not exercised in full or in part. The aggregate capital contribution was $25,000, or approximately $0.02 per share.

F-8

TRADEUP ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

The number of Founder Shares issued was determined based on the expectation that such Founder Shares would represent 20% of the outstanding shares upon completion of the Initial Public Offering.

The founders have agreed not to transfer, assign or sell 50% of its Founder Shares until the earlier to occur of: (A) six months after the date of the consummation of the Company’s initial business combination, or (B) the date on which the closing price of the Company’s common stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the Company’s initial business combination and the remaining 50% of the Founder Shares may not be transferred, assigned or sold until six months after the date of the consummation of the Company’s initial business combination, or earlier, in either case, if, subsequent to the Company’s initial business combination, the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares for cash, securities or other property.

On July 19, 2021, the Company consummated the sale of 295,000 Private Placement Shares at a price of $10.00 per share in the Private Placement to the Sponsor, generating gross proceeds of $2,950,000. On July 21, 2021, the Company consummated the sale of additional 17,200 Private Placement Shares with the Sponsor at a price of $10.00 per Private Placement share, generating total proceeds of $172,000. The Private Placement Shares are identical to the shares of common stock sold as part of the units in this Initial Public Offering, subject to limited exceptions. The Private Placement Shares will not be transferable, assignable or salable until 30 days after the completion of the Company’s initial Business Combination.

Promissory Note — Related Party

On January 19, 2021, the Sponsor has agreed to loan the Company up to $400,000 to be used for a portion of the expenses of the Initial Public Offering. This loan is non-interest bearing, unsecured and is due at the earlier of (1) June 20, 2021 or (2) the closing of the Initial Public Offering. The loan will be repaid upon the closing of the Initial Public Offering out of the offering proceeds not held in the Trust Account. On June 19, 2021 the Sponsor has agreed to extend the maturity date of the loan to the Company to the earlier of August 31, 2021 or the closing date of the Initial Public Offering. The outstanding balance under the Promissory Note was repaid at the closing of the Initial Public Offering on July 19, 2021.

Related Party Loans

In addition, in order to finance transaction costs in connection with an intended initial Business Combination, the founders or an affiliate of the founders or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. If the Company completes the initial business combination, it would repay such loaned amounts. In the event that the initial Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used for such repayment. Up to $1,200,000 of such loans may be convertible into private Placement shares, at a price of $10.00 per share at the option of the lender. In the event that the initial Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts, but no proceeds from the Trust Account would be used for such repayment.

As of July 19, 2021, the Company had no borrowings under the working capital loans.

F-9

TRADEUP ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

Note 6 — Commitments & Contingencies

Risks and Uncertainties

Management is currently evaluating the impact of the COVID-19 pandemic on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company's financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Registration Rights

The holders of the Founder Shares, Private Placement Shares and common stocks that may be issued upon conversion of working capital loans will be entitled to registration rights pursuant to a registration rights agreement to be signed prior to or on the effective date of the Initial Public Offering, requiring the Company to register such securities for resale (in the case of the Founder Shares, only after conversion to the common stock). The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that the Company registers such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of the initial Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriters Agreement

The Company granted the underwriters a 45-day option from the date of the Initial Public Offering to purchase up to an additional 600,000 Option Units to cover over-allotments, if any. On July 21, 2021, the Underwriters partially exercised the over-allotment option and purchased 430,000 Option Units at a price of $10.00 per Option Unit, generating gross proceeds of $4,300,000.

Business Combination Marketing Agreement

The Company engaged the Representatives of the underwriters in connection with a Business Combination to assist the Company in holding meetings with its stockholders to discuss the potential Business Combination and the target business’ attributes, introduce the Company to potential investors that are interested in purchasing the Company’s securities in connection with a Business Combination, assist the Company in obtaining stockholder approval for the Business Combination and assist the Company with its press releases and public filings in connection with the Business Combination. The Company will pay the Representatives a cash fee (the “Business Combination Fee”) pursuant to a Business Combination Marketing Agreement for such services upon the consummation of the Company’s initial Business Combination of 3.50% ($1,400,000, or up to $1,610,000 if the underwriters’ over-allotment is exercised in full), in the aggregate, of the gross proceeds of the offering including the gross proceeds from the full or partial exercise of the underwriters’ over-allotment option.

Note 7 — Stockholders’ Equity

Preferred stock—The Company is authorized to issue 1,000,000 shares of preferred stock, par value $0.0001 per share and with such designations, voting and other rights and preferences as may be determined from time to time by the company’s board of directors. As of July 19, 2021, there were no preference shares issued or outstanding.

Common stock—The Company is authorized to issue up to 30,000,000 shares of common stock, par value $0.0001 per share. As of July 19, 2021, there were 1,995,231 shares of common stock issued and outstanding, excluding 3,449,769 ordinary shares subject to possible redemption.

Common stockholders of record are entitled to one vote for each share held on all matters to be voted on by stockholders. The Company’s stockholders are entitled to receive ratable dividends when, as and if declared by the board of directors out of funds legally available therefor.

F-10

TRADEUP ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

Warrants— On May 3, 2021, the Company issued 2,000,000 warrants in connection with the Initial Public Offering. Each whole warrant entitles the registered holder to purchase one whole share of the Company’s common stock at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing on the later of 12 months from the closing of the Initial Public Offering or the completion of the initial Business Combination. Pursuant to the warrant agreement, a warrant holder may exercise its warrants only for a whole number of shares of common stock. This means that only a whole warrant may be exercised at any given time by a warrant holder. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. The warrants will expire five years after the completion of the Company’s initial Business Combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.

The Company has agreed that as soon as practicable, but in no event later than 30 business days, after the closing of the initial Business Combination, it will use its reasonable commercially reasonable efforts to file, and within 60 business days following its initial Business Combination to have declared effective, a registration statement for the registration, under the Securities Act, of the shares of common stock issuable upon exercise of the warrants. The Company will use its commercially reasonable efforts to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the warrants in accordance with the provisions of the warrant agreement. No warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the common stock issuable upon exercise of the warrants and a current prospectus relating to such shares of common stock. Notwithstanding the above, if the Company’s common stock is at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event it so elect, it will not be required to file or maintain in effect a registration statement, but it will be required to use its commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

Once the warrants become exercisable, the Company may call the warrants for redemption:

•	in whole and not in part;

•	at a price of $0.01 per warrant;

•	upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”) to each warrant holder; and

•	if, and only if, the reported last sale price of the common stock equals or exceeds $16.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending on third business day before the Company send the notice of redemption to the warrant holders.

Note 8 — Subsequent Events (Unaudited)

The Company evaluated subsequent events and transactions that occurred after the balance sheet date through July 22, 2021 when the financial statements were issued.

On July 21, 2021, the underwriters partially exercised the over-allotment option and purchased 430,000 Option Units at a price of $10.00 per Option Unit, generating gross proceeds of $4,300,000. Simultaneously with the closing of the Option Units, the Company consummated the sale of additional 17,200 Private Placement Shares with the Sponsor at a price of $10.00 per Private Placement share, generating total proceeds of $172,000.

A total of $4,386,000 of the Proceeds, net of $86,000 of underwriting fees, from the sale of the Option Units and the Additional Private Placement Shares on July 21, 2021 were placed in a U.S.-based trust account with Wilmington Trust, National Association acting as trustee, established for the benefit of the Company’s public shareholders.

The accompanying audited balance sheet as of July 19, 2021 reflecting receipt of the net proceeds from the Initial Public Offering and the sale of the Private Placement Shares on the same day, but not the proceeds from the sale of the Option Units and the Additional Private Placement Shares on July 21, 2021. The Company’s unaudited pro forma balance sheet as of July 21, 2021, reflecting receipt of the proceeds from the sale of the over-allotment Option Units and the Additional Private Placement Shares on the same day, is included as Exhibit 99.2 to this Current Report on Form 8-K.

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